SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 3, 1998

                           AMF BOWLING WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      001-12131               13-3873272
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)

                8100 AMF Drive, Richmond, Virginia              23111
             (Address of principal executive offices)         (Zip Code)


                                       N/A
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

On August 3, 1998, the registrant announced certain financial results for the quarter and six months ended June 30, 1998. A copy of the announcement is attached as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits

Exhibit       Description
-------       -----------

99.1 Announcement regarding financial results for the quarter and six months ended June 30, 1998.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 1998                        AMF BOWLING WORLDWIDE, INC.

                                            By:  /s/ Stephen E. Hare
                                                 ----------------------------
                                                 Stephen E. Hare
                                                 Executive Vice President and
                                                 Chief Financial Officer